Marketable securities and other investments	12 Months Ended
Dec. 31, 2022
Marketable securities and other investments
Marketable Securities And Other Investments

Note 5 Marketable securities and other investments

Our marketable securities are stated at fair value in accordance with ASC Topic 321, Investments-Equity Securities. Any changes in the fair value of the Company’s marketable securities are included in net income under the caption of income (loss) from investments, net on the consolidated statement of operations. The market value of the securities is determined using prices as reflected on an established market. Realized and unrealized gains and losses are determined on an average cost basis. The marketable securities are investments predominantly in shares of large publicly traded companies which are being invested until such time as the funds are needed for operations.

The fair value of these marketable securities is as follows:

(in thousands)	December 31, 2022	December 31, 2021
Brokerage Account	$6,757	$9,588
Other Securities	-	31
Total	$6,757	$9,619

During 2022, the Company recognized net losses of $0.8 million, on marketable securities and other investments which included $0.2 million of realized losses and $0.7 million of unrealized losses on marketable securities, offset by $0.1 million mark to market gain on non-marketable securities. During 2021, the Company recognized net gains of $3.3 million, which included $0.9 million of unrealized losses and $4.2 million of realized gains. Changes in the fair value of the marketable securities are reflected in income (loss) from investments, net, on the consolidated statement of operations.